EQ ADVISORS TRUST

NOTICE AND SUPPLEMENT DATED FEBRUARY 28, 2007 TO THE MAY 1, 2006 PROSPECTUS

EQ/Capital Guardian U.S. Equity Portfolio

We are asking the Securities and Exchange Commission (“SEC”) to approve the substitution of securities issued by EQ Advisors Trust’s (“Trust”) EQ/Capital Guardian Research Portfolio (“Substituted Portfolio”) for securities issued by the EQ/Capital Guardian U.S. Equity Portfolio (“Removed Portfolio”) (the “Substitution”). The Substituted Portfolio has substantially similar investment objectives, policies and principal risks as the Removed Portfolio in that each Portfolio invests in a mix of equity and fixed income securities. A description of each Portfolio is contained in the Trust’s Prospectus dated May 1, 2006, a copy of which was previously provided to you. If the Substitution is approved, the assets of the Removed Portfolio would be transferred to the Substituted Portfolio.

We believe that this Substitution is in your best interest because the Substituted Portfolio is substantially similar to the Removed Portfolio. Immediately after the Substitution, the Substituted Portfolio will have a total expense ratio equal to or lower than that of the Removed Portfolio immediately before the Substitution. AXA Equitable Life Insurance Company (“AXA Equitable”) is the manager of the Substituted and Removed Portfolios. Capital Guardian Trust Company provides the day-to-day advisory services to the Substituted Portfolio and Removed Portfolio.

You should note that:

•	No action is required on your part. You will not need to vote a proxy, file a new election or take any other action if the SEC approves the Substitution.

•	The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.

•	AXA Equitable will bear all expenses, including legal, accounting, brokerage and other fees and expenses, directly related to the Substitution.

•	On the effective date of the Substitution, your account value will be the same as immediately before the transaction.

•	The Substitution will have no adverse tax consequences for you.

Subject to SEC approval, which cannot be assured, we expect the Substitution to be completed on or about July 6, 2007. It will affect everyone who has amounts invested in the Removed Portfolio at that time. Of course, you may transfer your account value among the investment options, as usual. Any transfer fees that otherwise would apply will be waived on transfers out of either Portfolio that you make within 30 days before or after the Substitution. These transfers also will not count against the limit (if any) on the number of transfers permitted under your Contract. Please contact your agent or representative for more information about these options.

We will notify you again when we receive SEC approval and the Substitution is complete.

Please write to

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104

for a copy of the Trust’s Prospectus

#221233v1